                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): November 11, 2004

                       SKYWAY COMMUNICATIONS HOLDING CORP.
               (Exact name of registrant as specified in charter)

          Florida                     000-32033               65-0881662

(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)

 6021 142nd Ave. North, Clearwater, FL                         33760
(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (727) 535-8211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

          99 Press Release - Lantax Prepared To Fund SkyWay Communications Holding
                             Corp. With $24 Million

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Skyway Communications Holding Corp.

Date:  November 11, 2004                     /s/ Jim Kent
                                            Jim Kent
                                            Chief Executive Officer